UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2016

Blackstone Real Estate Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-213043	81-0696966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 583-5000

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 14, 2016, BX REIT Advisors L.L.C., the Company’s sole stockholder, acted by written consent to approve certain amendments (the “Articles of Amendment”) to the Company’s Articles of Amendment and Restatement. This item was acted upon as described further in Item 8.01 below.

Item 8.01.	Other Items.

On October 17, 2016, the Company filed the Articles of Amendment with the Maryland State Department of Assessments and Taxation. The board of directors of the Company approved the Articles of Amendment and submitted the Articles of Amendment for consideration and approval of the Company’s sole stockholder on October 14, 2016. As disclosed above in Item 5.07, the Articles of Amendment were approved by written consent of the Company’s sole stockholder. A copy of the Articles of Amendment is attached hereto as Exhibit 3.3.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.3	Articles of Amendment of Blackstone Real Estate Income Trust, Inc., dated October 17, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE REAL ESTATE INCOME TRUST, INC.
Date: October 19, 2016
	By:	/s/ Leon Volchyok

	Name:	Leon Volchyok
	Title:	Chief Securities Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.3	Articles of Amendment of Blackstone Real Estate Income Trust, Inc., dated October 17, 2016